UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 1, 2008
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
     On November 21, 2008, Park National Corporation (“Park”) filed with the Securities and Exchange Commission (the “SEC”) the definitive Proxy Statement, dated November 20, 2008 (the “Definitive Proxy Statement”), to be furnished to the shareholders in connection with the solicitation of proxies by the Board of Directors of Park to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on December 18, 2008. Park began to release the Definitive Proxy Statement, Letter to Shareholders and form of revocable proxy (collectively, the “Definitive Proxy Materials”) to shareholders of Park on November 24, 2008.
     As disclosed in the Definitive Proxy Statement, at the Special Meeting, the shareholders of Park will consider and vote upon the adoption of a proposed amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue 200,000 preferred shares. In the Definitive Proxy Statement, Park notes that the primary objective of the proposed amendment to Article FOURTH of Park’s Articles of Incorporation to authorize the issuance of preferred shares is to enable Park to participate in the TARP Capital Purchase Program (the “Capital Purchase Program”) instituted by the United States Department of the Treasury (the “U.S. Treasury”) under the Emergency Economic Stabilization Act of 2008.
     On November 6, 2008, Park applied to participate in the Capital Purchase Program. As of the date of this Current Report on Form 8-K, Park’s application was still being processed by the U.S. Treasury. Based upon an investment by the U.S. Treasury of $100,000,000 which Park has applied for, Park would issue 100,000 cumulative perpetual preferred shares, each with a liquidation preference of $1,000 per share (the “Senior Preferred Shares”).
     Except for the Senior Preferred Shares which would be purchased by the U.S. Treasury if Park participates in the Capital Purchase Program, Park has no present intention or agreement to issue any preferred shares. Park wishes to clarify the language currently included in the second paragraph under the caption “Potential Anti-Takeover Effect of Preferred Shares” on page 9 of the Definitive Proxy Statement in respect of future issuances of preferred shares to make the Board of Directors’ intention and commitment to its common shareholders more concrete. Subject to the exercise of its fiduciary duties to Park and the Park shareholders, the Park Board of Directors will not issue any of the authorized preferred shares for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features intended specifically to make any attempted acquisition of Park more difficult. Rather, the Park Board of Directors will issue preferred shares only for the purpose of facilitating acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes which the Board of Directors believes are in the best interests of Park and its shareholders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: December 1, 2008	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

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